                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)   September 15,  1997
                                                       -------------------

      The Money Store Home Improvement Trust 1997-I and the Original below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       --------------------------
            (Exact name of registrant as specified in its charter)


       New Jersey            333-20817-10          upper tier    91-181-5466
       -----------           ------------          -------------------------
                                                   lower tier    91-181-5468
                                                   -------------------------

      State or other      (Commission              (IRS Employer
      jurisdiction of     File Number)             ID Number)
      incorporation)


      2840  Morris  Avenue,  Union,  New  Jersey   07083
      ------------------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                   (908) 686-2000
                                             --------------

                               n/a
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

      Item 5         Other Events
                     ------------

                Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the September 15, 1997 Remittance Date.


      Item 7         Financial Statements and Exhibits
                     ---------------------------------

             The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                             THE MONEY STORE INC.


                                             By: /s/ Harry Puglisi
                                             ---------------------
                                                     Harry Puglisi
                                                       Treasurer



              Dated:    September 30, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-I
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                          The Money Store/ Kentucky Inc.
                          The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
     AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-I FOR THE SEPTEMBER 10, 1997 DETERMINATION DATE.



1.  AGGREGATE AMOUNT RECEIVED                                  $3,776,918.44


    LESS: SERVICE FEE                                              32,218.41
               CONTINGENCY FEE                                     32,218.41
               OTHER SERVICER FEES (Late Charges / Escrow)          4,302.60
               UNREIMBURSED MONTHLY ADVANCES                            0.00
                                                               -------------
                                                                   68,739.42

    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                          69,694.50
               PRE-FUNDING ACCOUNT TRANSFER                             0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                    0.00
                                                               -------------
                                                                   69,694.50



                                                               --------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                          3,777,873.52
                                                               ==============


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                   39,450,058.72

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                   53,700,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                   19,487,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                   25,375,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                   12,250,000.00

    (F) CLASS B-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                    9,625,000.00

    (G) CLASS B-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                    6,563,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS A-1                                                2,114,287.14
     CLASS A-2                                                        0.00
     CLASS A-3                                                        0.00
     CLASS M-1                                                        0.00
     CLASS M-2                                                        0.00
     CLASS B-1                                                        0.00
     CLASS B-2                                                        0.00
  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                       2,114,287.14

4. (A) INTEREST SHORTFALL CARRYFORWARD AMOUNT                         0.00

   (B) PRINCIPAL SHORTFALL CARRYFORWARD AMOUNT                        0.00

   (C) TOTAL SHORTFALL CARRYFORWARD AMOUNT                            0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                     8,285,127.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                    1,607,686.29
   # OF LOANS                                                          128

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                              156,658.41

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                              349,942.44

9.  AMOUNT OF INTEREST RECEIVED                               1,650,163.78

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)              69,694.50

     (B)  AMOUNT OF COMPENSATING INTEREST                            67.94

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                   0.00

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT     216,317.82
         (B) PRINCIPAL DISTRIBUTION AMOUNT  2,114,287.14
         (C) CARRY FORWARD AMOUNT                   0.00
         (D) MONTHLY ADVANCE                        0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                    2,330,604.96

      CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT     304,747.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT          0.00
         (C) CARRY FORWARD AMOUNT                   0.00
         (D) MONTHLY ADVANCE                        0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                      304,747.50

  CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         114,080.15
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE                            0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                          114,080.15

  CLASS A REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         635,145.47
     (B) PRINCIPAL DISTRIBUTION AMOUNT      2,114,287.14
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE                            0.00

     TOTAL CLASS A REMITTANCE AMOUNT                          2,749,432.61

  CLASS M-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         156,690.63
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE                            0.00

     TOTAL CLASS M-1 REMITTANCE AMOUNT                          156,690.63

  CLASS M-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT          82,381.25
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE                            0.00

     TOTAL CLASS M-2 REMITTANCE AMOUNT                           82,381.25

  CLASS M REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         239,071.88
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE                            0.00

     TOTAL CLASS M REMITTANCE AMOUNT                            239,071.88

  CLASS B-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT          60,236.46
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE                            0.00

     TOTAL CLASS B-1 REMITTANCE AMOUNT                           60,236.46

  CLASS B-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT          44,272.90
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE                            0.00

     TOTAL CLASS B-2 REMITTANCE AMOUNT                           44,272.90


    CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                  104,509.36
         (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
         (C) CARRY FORWARD AMOUNT                                0.00
         (D) MONTHLY ADVANCE                                     0.00

         TOTAL CLASS B REMITTANCE AMOUNT                                       104,509.36

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                  978,726.71
         (B) PRINCIPAL DISTRIBUTION AMOUNT               2,114,287.14
         (C) CARRY FORWARD AMOUNT                                0.00
         (D) MONTHLY ADVANCE                                     0.00

         TOTAL REMITTANCE AMOUNT                                             3,093,013.85

   14. (A) REIMBURSABLE AMOUNT (I-22)                                                0.00
       (B) CLASS X REMITTANCE AMOUNT PAYABLE
           PURSUANT TO SECTION 6.08(d) (iii) & (iv)                            677,924.25

   15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                               37,335,771.58

       (B) CLASS A-2 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                             53,700,000.00

       (C) CLASS A-3 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                             19,487,000.00

       (D) CLASS M-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                             25,375,000.00

       (E) CLASS M-2 PRINCIPAL BALANCE AFTER
             DISTRIBUTIONS TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                             12,250,000.00

       (F) CLASS B-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTIONS TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                              9,625,000.00

       (G) CLASS B-2 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                              6,563,000.00

       (H) TOTAL POOL PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                            164,335,771.58

16. CLASS B PRINCIPAL DISTRIBUTION TEST                                                  TEST SATISFIED

    (1)   TEST SHALL BE SATISFIED IF (i) DOES NOT EXCEED 50% OF (ii)
           (i) SIXTY-DAY DELINQUENCY RATIO                             1.74%
           (ii) CLASS A SUBORDINATION PERCENTAGE                      32.75%
                       PERCENTAGE                                                      5.30%      YES

          AND EITHER (2) OR (3)

    (2)    BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
           DOES NOT EXCEED 9%           AND                                            1.35%
    (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $19,425,000                    1,633.93      YES

    (3) BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
           DOES NOT EXCEED 15%           AND                                           1.35%
    (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $6,475,000                     1,633.93      YES

                       IF (1) AND EITHER (2) OR (3) = "YES", THEN THE TEST IS SATISFIED

17. CUMULATIVE REALIZED LOSSES                                                      1,633.93

18. (A) THE WEIGHTED AVERAGE MATURITY                                                211.095

    (B) THE WEIGHTED AVERAGE INTEREST RATE                                           12.864%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                   32,218.41

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                 32,218.41

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                     6,935.42

    (D) FHA PREMIUM ACCOUNT                                                         8,214.45

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                         0.00
           (B) SECTION 5.04 (c)                                                         0.00
           (C) SECTION 5.04 (d)(ii)                                                     0.00
           (D) SECTION 5.04 (e)                                                         0.00
           (E) SECTION 5.04 (f)(i)                                                 64,436.82

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                     37,335,771.58         0.77782857
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                    48,000,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                     53,700,000.00         1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                    53,700,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                    19,487,000.00          1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                   19,487,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                   25,375,000.00    1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                  25,375,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                   12,250,000.00    1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                  12,250,000.00

    CLASS B-1 POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                    9,625,000.00    1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                   9,625,000.00

    CLASS A-B2 POOL FACTOR (I-5):
    CURRENT CLASS B-2 PRINCIPAL BALANCE                    6,563,000.00    1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                   6,563,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                       164,335,771.58    0.93906155
    ORIGINAL POOL  PRINCIPAL BALANCE                     175,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                12.864%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                  14.414%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2, CLASS B-1 AND
        CLASS B-2 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                        7.112%
                                                               ---------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR            06/30/97      07/31/97        08/31/97
                                                               ---------------------------------------
                                                                 12.866%       12.864%         12.864%
                                                               ---------------------------------------
23. AMOUNT OF GUARANTY PAYMENTS OR ALTERNATE CREDIT ENHANCEMENT
    PAYMENTS RECEIVED DURING THE DUE PERIOD                                      0.00

24. THE AMOUNT OF ANY DEFAULTED GUARANTY PAYMENT
    FOR THE DUE PERIOD                                                           0.00

25. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
    FOR THE DUE PERIOD                                                       8,214.45
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
    CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)          9,740.50

 26. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
     RECEIVED DURING THE MONTH                                                   0.00

 27. THE RESERVE AMOUNT FOR THE DUE PERIOD                              17,500,000.00

 28. CLAIMS FILED DURING THE DUE PERIOD                                          0.00

 29. CLAIMS PAID DURING THE PERIOD                                               0.00

 30. CLAIMS DENIED BY FHA DURING THE PERIOD                                      0.00

 31. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                         0.00

 32. OTHER INFORMATION

                                            EXHIBIT O
                         REMIC DELINQUENCIES AS OF -AUGUST 31, 1997

REMIC          OUTSTANDING      #
SERIES         DOLLARS          ACCOUNTS    RANGES                AMOUNT         NO         PCT
1997-I          $164,335,771.58       9,455  1 TO 29 DAYS      24,977,121.22      1,452      15.20%
                                            30 TO 59 DAYS       5,597,783.48        364       3.41%
                                            60 TO 89 DAYS       2,887,945.48        180       1.76%
                                            90 AND OVER         6,252,268.18        371       3.80%

                                            FORECLOSURE                 0.00          0       0.00%
                                            REO PROPERTY                0.00          0       0.00%

                                            TOTALS            $39,715,118.36      2,367      24.17%
                                                              -------------------------------------

1997-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.



SUBCLAUSE    CLASS A-1   CLASS A-2     CLASS A-3       CLASS M-1
-----------------------------------------------------------------

(ii)           821.88     1,000.00          767.96       1,302.15

(vi)            33.49         0.00            0.00           0.00

(vii)            3.26         0.00            0.00           0.00

(viii)           7.29         0.00            0.00           0.00


(xiii)    (a)    4.51         5.68            4.50           8.04
          (b)   44.05         0.00            0.00           0.00
          (c)    0.00         0.00            0.00           0.00
          (d)    0.00         0.00            0.00           0.00


(xv)           777.83     1,000.00          767.96       1,302.15


(xxxv)           0.00         0.00            0.00           0.00


SUBCLAUSE         CLASS M-2      CLASS B-1           CLASS B-2
------------      -------------------------------------------------

(ii)              1,000.00             1,000.00           1,000.00

(vi)                  0.00                 0.00               0.00

(vii)                 0.00                 0.00               0.00

(viii)                0.00                 0.00               0.00


(xiii)    (a)         6.73                 6.26               6.75
          (b)         0.00                 0.00               0.00
          (c)         0.00                 0.00               0.00
          (d)         0.00                 0.00               0.00


(xv)              1,000.00             1,000.00           1,000.00


(xxxv)                0.00                 0.00               0.00